Exhibit (q)(7)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Large-Cap Growth Portfolio and Small-Cap Portfolio, each a New York trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me, in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                           Title                        Date
       ---------                           -----                        ----

/s/ James B. Hawkes           President, Trustee and Principal
----------------------------          Executive Officer             July 1, 2003
James B. Hawkes


/s/ Kristin S. Anagnost       Treasurer and Principal Financial
----------------------------        and Accounting Officer          July 1, 2003
Kristin S. Anagnost


/s/ Jessica M. Biblilowicz
----------------------------              Trustee                   July 1, 2003
Jessica M. Bibliowicz


/s/ Samuel L. Hayes, III
----------------------------              Trustee                   July 1, 2003
Samuel L. Hayes, III


/s/ William H. Park
----------------------------              Trustee                   July 1, 2003
William H. Park


/s/ Ronald A. Pearlman
----------------------------              Trustee                   July 1, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
----------------------------              Trustee                   July 1, 2003
Norton H. Reamer


/s/ Lynn A. Stout
----------------------------              Trustee                   July 1, 2003
Lynn A. Stout